Supplement Dated June 10, 2021 to Your Prospectus Dated May 3, 2021

Issued by Talcott Resolution Life and Annuity Insurance Company Separate Account Three

Director M Outlook        Wells Fargo Director M Outlook

This supplement updates certain information in your prospectus for insurance products issued by Talcott Resolution Life and Annuity Insurance Company

In Section 2. Fee Summary, the following changes are made:

The table reflecting the minimum and maximum expenses total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract is deleted and replaced with the following:

	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Sub-Account assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.16%	1.62%

The Example table is deleted and replaced with the following:
(1)    If you Surrender your Contract at the end of the applicable time period:

1 year	$1,181
3 years	$2,075
5 years	$2,699
10 years	$5,357
(2)    If you annuitize at the end of the applicable time period:

1 year	$361
3 years	$1,442
5 years	$2,517
10 years	$5,175
(3)    If you do not Surrender your Contract:

1 year	$543
3 years	$1,624
5 years	$2,699
10 years	$5,357
This Supplement Should Be Retained With Your Prospectus for Future Reference
HV-7851